                                  FORM 8-K

     [As last amended in Release No. 33-7505, effective January 1, 1999,
                                63 F.R. 9632.]


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               AUGUST 16, 2000
                Date of Report (Date of earliest event reported)


                           FIRST SEISMIC CORPORATION
            (Exact name of registrant as specified in its charter)

         DELAWARE                        0-18842                          76-006279
(State or other jurisdiction     (Commission File Number)    (IRS Employer Identification No.)
    of incorporation)

                2470 GRAY FALLS, SUITE 190, HOUSTON, TEXAS  77077
                     (Address of principal executive offices)


                                (281) 556-5656
             Registrant's telephone number, including area code


                                    NONE
       (Former name or former address, if changed since last report.)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Our wholly owned subsidiary, FORTESA International, Inc. purchased a controlling 75% interest in the ALGOA Field in Galveston County Texas on the 16th of August 2000 from RIATA ENERGY, Inc., a Texas corporation, as a result of our arms-length negotiation with this non-affiliated party. We also purchased new exploration acreage to the east of Algoa Field directly from landowners on three (3) year leases to supplement the above mentioned 'held-by-production' acreage interests purchased from Riata. Combined, these properties encompass up to 4,000 acres, and as a result of these transactions we now operate Algoa's seven (7) producing oil and gas wells. In addition to our share of these interests, approximately 15% of the working interest was purchased by companies controlled by related parties, including our President of Fortesa International, Inc. (5%), our Chairman (5%), and other shareholders and investors through an investment partnership managed by our Chairman (5%). These affiliates helped to finance this property acquisition with us, and none of these affiliates are 'carried' by us on their working interests. Non-related parties hold the balance of the working interests in this field.

The present costs of operating the Algoa Field exceed its current revenues by approximately $15,000 per month. Our plan is to seek financing to re-enter and 'work-over' several of the existing wells to increase production, and to recover additional reserves that we believe may be 'behind pipe' in such wells. Following these intended workovers, we intend to cause a new 3D seismic survey to be acquired over our field to delineate the Field and to set locations for new drilling. We intend to promote partners, shareholders, or co-venturers to work with us to provide the funds for the above actions and to drill new well(s) to develop new areas of the field that we believe may have hydrocarbons remaining in-place.

We paid approximately $350,000 for the new acreage plus the controlling interests of the former operator. We qualified to operate in Texas with the Texas Railroad Commission. We borrowed the funds to acquire our interest this Field on short term financing from limited partners of the investment partnership that will hold a 5% working interest in the Algoa Field.

ITEM 5. OTHER EVENTS

1) In the Republic of Senegal, we have commitments to install a gas pipeline to place on-line our farm-in interests from the Petrosen discovery well for delivery to the main power plant in Senegal. Our Form 10-K for 1999 disclosed that we had a loan commitment letter from a large Senegalese Bank, but that we were still negotiating to agree on terms for the project financing that was approved to complete the pipeline installation. In late July 2000, we agreed on all terms with the Compangnie Bancaire de L'Afrique Occidental, that is the 'CBAO Bank' in Dakar, and executed loan agreements for $1,000,000 of project financing. We will not borrow any of these funds to start the pipeline installation of our pipe that is in Senegal until we receive the formal Ministerial Decree from the new government in Senegal formally authorizing us to sell the gas. We have formally applied for the required decree and are awaiting approval by the Prime Minister of Senegal.

Form 8-K                                                                Page 2

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2) On August 29th 2000, the Company mailed its Annual Report for fiscal year
1999 on Form 10-K, with a cover letter from the Chairman. A copy of the text of this cover letter is as follows:-

TO OUR SHAREHOLDERS:

1999 WAS A SUCCESSFUL YEAR FOR OUR COMPANY AS WE WERE ABLE TO COMPLETE OUR RESTRUCTURING. THIS LONG AND DIFFICULT PROCESS RESULTED IN THE RETIREMENT OF OUR LONG-TERM DEBT, OUR ACQUISITION OF AN INTEREST IN NATURAL GAS RESERVES IN WEST AFRICA, AND OUR SUCCESSFUL DEVELOPMENT OF A NEW DIGITAL INFORMATION PROCESS TO REVITALIZE OUR INFORMATION BUSINESS IN THE FUTURE. THIS RESTRUCTURING ENABLES US TO PROCEED WITH (I) OUR SEC FILINGS (II) DISTRIBUTION OF OUR PROXY INFORMATION (III) AN ANNUAL MEETING OF SHAREHOLDERS, AND (IV) COMPLIANCE WITH SEC REPORTING REQUIREMENTS.

THIS FINANCIAL RESTRUCTURING AND OUR MAJOR CHANGE IN BUSINESS PURPOSE AND DIRECTION WERE COMPLETED THROUGH THE HARD WORK OF A SMALL NUMBER OF DEDICATED AND KEY EMPLOYEES, CERTAIN OF OUR SHAREHOLDERS AND SECURED LENDERS THAT ASSISTED IN OUR REFINANCING, THE OUTSIDE BOARD OF DIRECTORS THAT HAS FAITHFULLY SERVED AND CONTRIBUTED INDEPENDENCE, LEADERSHIP ALTERNATIVES, JUDGMENT, AND SERVICE, ALL WITHOUT CASH COMPENSATION, AND SEVERAL SIGNIFICANT CUSTOMERS AND SUPPLIERS. WE SINCERELY THANK THESE PERSONS AND ENTITIES, AND LOOK FORWARD TO THE CONTINUATION OF MUTUALLY SUCCESSFUL BUSINESS RELATIONSHIPS WITH EACH.

OUR COMPANY HAS A DIFFERENT SET OF BUSINESS GOALS THAN IT DID IN 1992. AT THAT TIME, WITH THE DECREASING IMPORTANCE OF 2D SEISMIC DATA AND THE COLLAPSE OF DOMESTIC NATURAL GAS PRICES, OUR CUSTOMERS RETREATED FROM U.S. DOMESTIC EXPLORATION OPPORTUNITIES. WE CEASED ALL OPERATIONS IN FIRST SEISMIC CORPORATION IN DECEMBER 1993, AND REFOCUSED OUR EFFORTS ON (I) A BROAD RANGE OF GEO-SCIENTIFIC STUDIES AND (II) THE INTERNATIONAL OIL AND GAS UPSTREAM EXPLORATION BUSINESS. THIS NEW BUSINESS FOCUS WAS EXECUTED THROUGH A WHOLLY OWNED SUBSIDIARY, FIRST EXCHANGE CORPORATION, WITH FOCUSES INITIALLY IN SOUTH AMERICA (1994-1995), THEN IN THE CASPIAN SEA REGION (1996-1997), AND FINALLY IN WEST AFRICA (1998 TO PRESENT). THIS SUCCESSFUL EFFORT PROVIDED THE REVENUE STREAM TO FUND OPERATIONS AND RETIRE OBLIGATIONS LEFT FROM THE LOSS OF FIRST SEISMIC'S FORMERLY SUCCESSFUL DOMESTIC U.S. 2D SEISMIC BUSINESS PLAN.

OUR ANNUAL REPORT ON FORM 10-K FOR 1999 HAS BEEN RECENTLY FILED WITH THE SEC, AND THIS AND THE ACCOMPANYING AUDITED 1999 FINANCIAL STATEMENTS AND FOOTNOTES PROVIDE A DETAILED EXPLANATION OF OUR BUSINESS OPERATIONS, FINANCIAL CONDITION, RESULTS OF OPERATIONS, AND THE CURRENT PROJECTS UPON WHICH WE HOPE TO NOW REBUILD SHAREHOLDER VALUE. ADDITIONAL INFORMATION REGARDING OUR OPERATIONS IS INCLUDED IN THE ACCOMPANYING 10-K AND FINANCIALS THAT DISCUSSES THE TWO SYNERGISTIC CAPABILITIES ON WHICH WE SEEK TO BUILD IN THE FUTURE: THE DIGITAL INFORMATION BUSINESS AND THE HYDROCARBON EXPLOITATION BUSINESS.

--> DIGITAL INFORMATION - Our FIRST EXCHANGE product line is composed of a series of geo-scientific products that we own or manage and distribute for license fees to interested exploration companies. Our capabilities also include promoting acreage and investment opportunities for our customers and partners.

Form 8-K                                                                Page 3

    DETAILS OF OUR PRODUCTS CAN BE VIEWED AT WWW.FIRST-EXCHANGE.COM. IN ADDITION, WITH ONE INITIAL CUSTOMER AS A KEY USER, WE HAVE DEVELOPED A PROCESS WHEREBY WE CAN SCAN AND USE OCR (OPTICAL CHARACTER RECOGNITION) ON ANY EXPLORATION INDUSTRY IMAGE USED BY AN OIL COMPANY, AND DELIVER THAT IN DIGITAL FORM INTO A NORMAL PC ENVIRONMENT UNDER OPEN STANDARDS FOR USE WITHIN AN EDMS (ELECTRONIC DATA MANAGEMENT SYSTEM) OR PC NETWORK, OR FOR USE THROUGH THE INTERNET. OUR PROCESS CAN ACCOMMODATE ANY SIZE DOCUMENT NORMALLY USED, IN BOTH COLOR AND BLACK AND WHITE IMAGES. THESE IMAGES INCLUDE SEISMIC DATA, WELL LOGS, GEOLOGIC MAPS AND FIGURES, AS WELL AS TEXT DOCUMENTS.

    THIS PROCESS MAY HELP DISTRIBUTE OUR FIRST EXCHANGE BROKERED GEO-SCIENTIFIC MATERIALS THROUGH A PLAN TO CONVERT OUR INTERNET WEBSITE INTO AN E-COMMERCE DISTRIBUTION SYSTEM. SUMMARY DETAILS OF OUR PROCESS CAN BE SEEN ON THE NEW WEBSITE OF OUR SUBSIDIARY AT WWW.ESMARTIMAGE.COM. IT IS OUR GOAL FOR OUR ESMARTIMAGE PROCESS TO MAKE OUR INFORMATION LICENSING BUSINESS MORE COMPETITIVE BY DECREASING OUR COSTS OF DISTRIBUTION.

--> HYDROCARBON EXPLOITATION - OUR FORTESA INTERNATIONAL, INC. SUBSIDIARY HAS
    CONTRACTUAL RIGHTS TO AND OPERATING CONTROL OF A GAS DISCOVERY WELL IN AN ONSHORE EXPLORATION AREA IN THE REPUBLIC OF SENEGAL THROUGH A 'FARM-IN' WITH THAT COUNTRY'S NATIONAL OIL COMPANY. WE ANTICIPATE RECEIVING THE NECESSARY DECREES FROM THE RECENTLY ELECTED GOVERNMENT IN SENEGAL TO PROCEED WITH THE INSTALLATION OF THE DELIVERY PIPELINE TO BRING NATURAL GAS TO BE PRODUCED FROM THIS AREA TO A READY MARKET IN SENEGAL FOR POWER GENERATION. WE HAVE SPENT SEVERAL YEARS OF GEO-TECHNICAL PREPARATIONS FOR DRILLING AND PRODUCING, AND HAVE SECURED FINANCING NECESSARY TO START PRODUCTION FROM THE DISCOVERY WELL. WE WILL NEED AN EXTENSION OF TIME TO COMPLETE THE FIRST PHASE OF OPERATIONS DUE TO DELAYS IN 1999 AND 2000 THAT WERE BEYOND OUR CONTROL, AND WE NEED TO RAISE ADDITIONAL FUNDS TO DRILL AT LEAST SEVERAL CONFIRMATION WELLS ONCE THE PIPELINE IS OPERATIONAL, WHICH COULD OCCUR LATE THIS YEAR.

    IN ADDITION, THIS SUMMER WE ACQUIRED LEASES TO, AND THE OPERATING RESPONSIBILITY FOR A PRODUCING OIL AND GAS FIELD OUTSIDE OF HOUSTON IN ALGOA TEXAS. WE ACQUIRED CONTROLLING INTEREST IN 4,000 ACRES IN AND AROUND A KNOWN GEOLOGIC STRUCTURE, INCLUDING NEW ACREAGE THAT WE BELIEVE MIGHT HAVE DEEP DRILLING POTENTIAL. NEXT, WE WILL SEEK FUNDS TO WORKOVER SEVERAL OF THE OLD WELLS TO INCREASE PRODUCTION, TO ACQUIRE A 3D SEISMIC SURVEY OVER THIS FIELD AND TO DRILL NEW IN-FILL WELLS. THIS PROPERTY IS NOT COMMERCIALLY VIABLE AT ITS PRESENT LEVEL OF PRODUCTION, BUT WITH THE APPLICATION OF NEW INVESTMENT AND TECHNOLOGY, WE BELIEVE IT CAN BECOME AN EXCELLENT COMPLEMENT TO OUR RESERVES AND OPERATIONS IN SENEGAL.

WE INTEND TO CALL FOR AN ANNUAL MEETING OF SHAREHOLDERS DURING THE FOURTH QUARTER OF 2000 TO DISCUSS OUR BUSINESS PLANS. WE BELIEVE WE HAVE THE KEY PERSONNEL AND THE EXPERTISE WITHIN THE COMPANY TO REBUILD A SOLID BASE OF OPERATIONS, RECOVER FROM THE LOSS OF OUR 2D SEISMIC BUSINESS AT THE END OF 1991, AND OVERCOME OUR LOSSES IN 1998 AND 1999 CAUSED BY THE PRECIPITOUS DECLINE IN OIL AND GAS PRICES. THOUGH WORLDWIDE OIL AND GAS EXPLORATION HAS NOT YET RETURNED TO LEVELS THAT EXISTED BEFORE 1998, WE EXPECT OUR BUSINESS TO REBOUND AND GROW.

FORM 8-K                                                                Page 4

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OUR FUTURE SUCCESS DEPENDS UPON (1) OUR EXPERTISE AND ABILITY TO APPLY
GEO-SCIENTIFIC TECHNOLOGY IN A COST-EFFECTIVE MANNER TO ASSIST EITHER OUR CUSTOMERS OR OURSELVES IN DEVELOPING OWNERSHIP INTERESTS IN HYDROCARBON PRODUCING ASSETS, AND (2) OBTAINING AN ADEQUATE FINANCING TO EFFECT OUR PLANS TO DEVELOP HYDROCARBON RESERVES, AND TO BRING OUR SPECIAL EXPERTISE IN THE DISTRIBUTION OF INFORMATION IN DIGITAL FORM TO THE MARKETPLACE.

THANK YOU FOR YOUR PATIENCE OVER THE PAST SEVERAL YEARS AS WE HAVE WORKED TO INTERNALLY RESTRUCTURE THE COMPANY AND TO REGAIN AN ADEQUATE CAPITAL BASE.
WE HAVE SUCCEEDED IN TRANSITIONING OUR COMPANY TO A NEW BUSINESS PURPOSE IN AN EVER CHANGING AND DYNAMIC BUSINESS CLIMATE; A CLIMATE THAT HAS BECOME INCREASINGLY TECHNOLOGICAL AND COMMUNICATIONS ORIENTED. WE ARE PROUD OF WHAT WE HAVE ACHIEVED AND BELIEVE THE POTENTIAL EXISTS FOR SIGNIFICANT GROWTH IF WE ARE SUCCESSFUL IN RAISING THE CAPITAL NECESSARY TO IMPLEMENT OUR CONTRACTS AND APPLY OUR TECHNOLOGIES IN THE IMMEDIATE FUTURE.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FIRST SEISMIC CORPORATION
                                                   (Registrant)



                                            /s/        Rogers E. Beall
                                               ------------------------------
Date: August 29th, 2000                               Chairman








Form 8-K                                                                Page 5